                                                                   EXHIBIT 10.95

                                THIRD AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT


      This Third Amendment to Loan and Security Agreement (this "Amendment") is entered into as of June 15, 2005, by and between COMERICA BANK, successor by merger to COMERICA BANK-CALIFORNIA ("Bank") and MTI TECHNOLOGY CORPORATION ("Borrower").

                                    RECITALS

      Borrower and Bank are parties to that certain Loan and Security Agreement dated as of November 13, 2002, as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated June 30, 2003 and that certain Second Amendment to Loan and Security Agreement dated June 18, 2004 (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

      NOW, THEREFORE, the parties agree as follows:

      1. The definition of Revolving Maturity Date in Section 1.1 of the Agreement is amended in its entirety to read as follows:

            "Revolving Maturity Date" means May 31, 2006.

      2. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank's failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

      3. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

      4. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

      5. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

                  (a)   this Amendment, duly executed by Borrower;

                  (b) the Standby Letter of Credit, issued by Bank of America for the benefit of Bank, in the minimum amount of the Revolving Line, shall be amended or reissued to bear an expiry date of no earlier than June 30, 2006;

                  (c) a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

                  (d) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower's accounts; and

                  (e) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

     6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                           MTI TECHNOLOGY CORPORATION


                                           By:    Illegible
                                              ----------------------------------

                                           Title:      CFO
                                                 -------------------------------


                                           COMERICA BANK, successor by merger to
                                           COMERICA BANK - CALIFORNIA


                                            By:   Illegible
                                               ---------------------------------

                                            Title:   Senior Vice President
                                                  ------------------------------







       [SIGNATURE PAGE TO THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT]

              CORPORATION RESOLUTIONS AND INCUMBENCY CERTIFICATION
                           AUTHORITY TO PROCURE LOANS
-------------------------------------------------------------------------------

I certify that I am the duly elected and qualified Secretary of MTI TECHNOLOGY CORPORATION; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

COPY OF RESOLUTIONS:

Be it Resolved, That:

1. Any one (1) of the following CEO, CFO, VP Finance, Controller (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

       (a) Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank ("Bank"), a Michigan banking corporation, including, without limitation, that certain Loan and Security Agreement dated as of November 13, 2002, as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated June 30, 2003, that certain Second Amendment to Loan and Security Agreement dated June 18, 2004, and that certain Second Amendment to Loan and Security Agreement dated June 15, 2005, as may subsequently be amended from time to time.

       (b) Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

       (c) Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

       (d) Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

       (e) Issue a warrant or warrants to purchase the Corporation's capital stock; and

       (f) Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation's property and assets.

2. Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3. Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4. These Resolutions shall continue in force, and the Bank may consider the holder of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5. Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6. The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

         (PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)


     NAME(TYPE OR PRINT)              TITLE                 SIGNATURE
     -------------------              -----                 ---------

     Thomas Raimondi                  CEO                   /s/ Thomas Raimondi
     Scott Poteracki                  CFO                   /s/ Scott Poteracki
     Victor Chynoweth                 VP Finance            /s/ Victor Chynoweth
     Todd Williams                    VP & Controller       /s/ Todd Williams



In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on June 15, 2005.


                                                       /s/ Scott Poteracki
                                                       ------------------------
                                                       Secretary



The Above Statements are Correct.  --------------------------------------------
                                   SIGNATURE OF OFFICER OR DIRECTOR OR, IF
                                   NONE, A SHAREHOLDER OTHER THAN SECRETARY
                                   WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.


FAILURE TO COMPLETE THE ABOVE WHEN THE SECRETARY IS AUTHORIZED TO SIGN ALONE SHALL CONSTITUTE A CERTIFICATION BY THE SECRETARY THAT THE SECRETARY IS THE SOLE SHAREHOLDER, DIRECTOR AND OFFICER OF THE CORPORATION.

[BANK OF AMERICA LOGO]


JUNE 13, 2005

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER: 3051683


BENEFICIARY                                   APPLICANT

COMERICA BANK                                 MTI TECHNOLOGY CORPORATION
2321 ROSECRANS AVENUE, 5TH FLOOR              4905 E. LA PALMA AVE.
EL SEGUNDO, CA 90245                          ANAHEIM, CA 92807
ATTN: INTERNATIONAL TRADE SERVICES

THE NOTICE OF NON-RENEWAL DATED APRIL 27, 2005 IS HEREBY RESCINDED.

THE AUTOMATIC EXTENSION TERMS ARE HEREBY REINSTATED.

ALL TERMS AND CONDITIONS REMAIN UNCHANGED.

IF YOU HAVE ANY INQUIRIES REGARDING THIS NOTICE, PLEASE CALL 213-345-6653 AND QUOTE OUR REFERENCE NUMBER LISTED ABOVE.

SINCERELY,

BANK OF AMERICA N.A.

/s/ CHRISTINE HONG
-------------------------------
AUTHORIZED SIGNATURE



CC. DANA M. WILSON
    NV1-119-02-01







Bank of America, N.A. Trade Operations
Mail Code: CA9-703-19-09
333 S. Beaudry Avenue, 19th Floor, Los Angeles, CA 90017

00-35-0201NSH 9-1999_CA9 19